Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78562, 33-64205, 333-17131, 333-45381,
333-76119, 333-33300, 333-54480 and 333-76660) and on Form S-3 (No. 33-61712) of
ELXSI Corporation of our reports dated April 23, 2002 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


                /s/ PricewaterhouseCoopers LLP
                -------------------------------
                Tampa, Florida
                April 23, 2002